UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 27, 2006
                                                        -----------------

                                Media City Corp.
              ----------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)




       Delaware                      0-29581                    98-0188197
 ----------------------      ----------------------        --------------------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification Number)

                               1 Place Ville Marie
                                   Suite 2821
                                Montreal, Canada                  PQ H3B 4R4
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip Code)

                                  514-940-7587
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                       TELEFFICIENCY HOLDING CORPORATION
                           5155 Spectrum Way, Bldg. 30
                       Mississauga, Ontario Canada L4W 5A1
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Registration of Securities of Successor Issuer Under Section 12(b) of the Securities Exchange Act of 1934 Pursuant to Rule 12g-3 Under the Securities Exchange Act of 1934

      On November 27, 2006, Telefficiency Holding Corporation, a Delaware corporation, filed an amendment to its certificate of incorporation with the Secretary of State of the State of Delaware whereby the name of the company was changed to "Media City Corp."

      The common stock of Telefficiency Holding Corporation was registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as a result of a filing of Form 10-SB by the Company on May 10, 2000. Thus, as a result of the foregoing, Media City Corp. has succeeded to the reporting status of Telefficiency Holding Corporation under the Exchange Act and hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 10, 2007


                                            Media City Corp.


                                            By:  /s/  Raphael Huppe
                                               --------------------------------
                                                      Raphael Huppe
                                                      President